SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 23, 2004

WEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21771	47-0777362

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska	68154

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(402) 963-1200

None

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1 Press release, dated July 22, 2004, reporting West Corporation’s definitive agreement to acquire Worldwide Asset Management, LLC, a Georgia limited liability company, and certain of its affiliated entities.

Item 9. Regulation FD Disclosure.

     On July 22, 2004, West Corporation issued a press release reporting its definitive agreement to acquire Worldwide Asset Management, LLC, a Georgia limited liability company, and certain of its affiliated entities. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation by reference language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

DATE: July 23, 2004
/s/ Paul M Mendlik

Paul M. Mendlik
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated July 22, 2004, reporting West Corporation’s definitive agreement to acquire Worldwide Asset Management, LLC, a Georgia limited liability company, and certain of its affiliated entities.